UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2004

GLENBOROUGH REALTY TRUST INCORPORATED

(Exact name of Registrant as Specified in Charter)

Maryland	001-14162	94-3211970

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South El Camino Real, Ste. 1100, San Mateo, California 94402

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 343-9300

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 28, 2004, Glenborough Realty Trust Incorporated issued a press release announcing its results of operations for the fourth quarter ended December 31, 2003 as well as its 2003 Year End Results. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Document

99.1	Press Release announcing results of operations for the fourth quarter ended December 31, 2003 and 2003 Year End Results.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLENBOROUGH REALTY TRUST INCORPORATED

Date: January 28, 2004	By:	/s/ Andrew Batinovich

Andrew Batinovich President and Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release announcing results of operations for the fourth quarter ended December 31, 2003 and 2003 Year End Results.